Exhibit 10.1

SPORT-HALEY, INC.

_____________________________________

WRITTEN CONSENT IN LIEU OF MEETING OF THE BOARD OF DIRECTORS

_____________________________________

We, the undersigned, being all of the members of the Board of Directors of Sport-Haley, Inc., a Colorado corporation (the “Corporation”), do hereby vote for, adopt, approve and consent to the following resolutions and actions contemplated thereby, it being our understanding and intention that the execution of this written consent shall have the same effect as if a meeting of the Board of Directors had been properly called pursuant to notice and all directors had been present and voted in favor of the resolutions presented herein:

WHEREAS, this Corporation’s directors previously approved, and this Corporation’s shareholders approved on February 14, 1997, an Amended and Restated 1993 Stock Option Plan (the “Plan”) as described in the Proxy Statement dated January 3, 1997 (the “Proxy Statement:); and

WHEREAS, Section 15 of the Plan provides that “The Board of Directors shall have the authority to amend the Plan from time to time without shareholder approval, provided however, that the adoption of any such amendment shall be permitted by Rule 16b-3.  Rights and obligations under any Award granted before any amendment of the Plan shall not be materially altered or impaired adversely by such amendment, except with consent of the person to whom the Award was granted.”; and

WHEREAS, the Board of Directors deems it advisable to amend the Plan to make provision for the acceleration of the vesting of the periods in which the options granted under the Plan are exercisable;

WHEREAS, adoption of an amendment to Plan to include such provision will not materially alter or impair adversely any rights and obligations under any Award granted prior to the date hereof; now, therefore, be it

RESOLVED, that this Corporation’s Amended and Restated 1993 Stock Option Plan be amended by adding a new section as follows:

Section 3.  Administration

A.  The Plan shall be administered by the Committee.  The Committee shall have the authority to:

 . . .

(viii)  accelerate the vesting or exercisability of an option granted pursuant to the Plan.

RESOLVED, that any and all actions heretofore taken and any and all documents,

instruments, certificates or instructions (however characterized or described) heretofore executed and delivered or filed and recorded, as the case may be, on behalf of this Corporation by the officers of this Corporation in order to carry into effect the purposes and intent of the foregoing resolutions or the transactions contemplated therein or thereby be, and the same hereby are, in all respects ratified, confirmed and approved; and finally

RESOLVED, that the proper officers of this Corporation be, and each of them, hereby is, authorized, empowered and directed to take any and all such actions and to execute, deliver, file and record, as the case may be, any and all such documents, instruments, certificates or instructions (however characterized or described) as they or any of them may deem necessary or advisable to carry into effect the purposes and intent of the foregoing resolutions or the transactions contemplated therein or thereby, as shall be evidenced conclusively by the taking of such actions or the execution, delivery, filing and recording, as the case may be, of such documents, instruments, certificates or instructions.

IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of Directors of this Corporation, have hereunto set their hands on the date set forth below, the resolutions contained herein to be effective as of January 17, 2003.

/s/Robert G. Tomlinson	/s/Ronald J. Norick

Robert G. Tomlinson

Ronald J. Norick

/s/Kevin M. Tomlinson	/s/James H. Everest

Kevin M. Tomlinson

James H. Everest

/s/Robert W. Haley
Robert W. Haley

/s/Mark J. Stevenson
Mark J. Stevenson

SPORT-HALEY, INC.

_____________________________________

WRITTEN CONSENT IN LIEU OF MEETING OF THE BOARD OF DIRECTORS

______________________________________

We, the undersigned, being all of the members of the Board of Directors of Sport-Haley, Inc., a Colorado corporation (the “Corporation”), do hereby vote for, adopt, approve and consent to the following resolutions and actions contemplated thereby, it being our understanding and intention that the execution of this written consent shall have the same effect as if a meeting of the Board of Directors had been properly called pursuant to notice and all directors had been present and voted in favor of the resolutions presented herein:

WHEREAS, this Corporation’s directors previously approved, and this Corporation’s shareholders approved on February 14, 1997, an Amended and Restated 1993 Stock Option Plan (the “Plan”) as described in the Proxy Statement dated January 3, 1997 (the “Proxy Statement”); and

WHEREAS, for at least the last three fiscal years, the summary of the Plan contained in the Company’s annual reports on Form 10-K or 10-KSB, as the case may be, filed with the Securities and Exchange Commission (“SEC”), has stated that the non-qualified options authorized to be granted to employees, consultants and non-employee directors must have an exercise price of not less than 85% of the fair market price of the Company’s common stock;

WHEREAS, the Summary of the Plan contained in the Proxy Statement stated that the exercise price of all nonqualified stock options granted under the Plan shall be determined by the Compensation Committee, but shall not be less than 85% of the fair market value of the Common Stock;

WHEREAS, the Plan, as amended, provides that non-qualified options may be granted to non-employee directors at an exercise price of equal to 100% of the fair market value of the Company’s underlying common stock on the date of grant, and to consultants at an exercise price of not less than 100% of the fair market value of the Company’s underlying common stock on the date of grant;

WHEREAS, non-qualified options have been granted under the Plan on the following occasions at less than 100% of the current fair market value: 166,000 options issued on January 5, 2000 at an exercise price of $3.00 per share; 304,000 options issued on February 12, 2002 at an exercise price of $3.60 per share; 25,000 options issued on June 1, 2001 at an exercise price of $3.00 per share; and, 25,000 options issued on August 1, 2001 at an exercise price of $3.00 per share (the “Option Grants”);

WHEREAS, the Board of Directors has been advised that the provision for granting non-qualified stock options to employees, non-employee directors and consultants at an exercise price of not less than 85% of the fair market value of the Company’s underlying common stock on the date of grant (the “provision”), was inadvertently omitted from the Plan included as an exhibit to the proxy statement; and

WHEREAS, Section 15 of the Plan provides that “The Board of Directors shall have the authority to amend the Plan from time to time without shareholder approval, provided however, that the adoption of any such amendment shall be permitted by Rule 16b-3.  Rights and obligations under any Award granted before any amendment of the Plan shall not be materially altered or impaired adversely by such amendment, except with consent of the person to whom the Award was granted.”; and

WHEREAS, adoption of an amendment to Plan to include such provision will not materially alter or impair adversely any rights and obligations under any Award granted prior to the date hereof and failure to include such provision could materially alter or impair adversely any rights and obligations under any Award granted prior to the date hereof which holders of Awards granted prior to the date hereof believed they had based on the disclosure in the Corporation’s SEC Reports; now, therefore, be it

RESOLVED, that this Corporation’s Amended and Restated 1993 Stock Option Plan be amended by amending and superseding the following sections of the Plan, the other sections of the Plan which shall remain as is, as follows:

7.             Awards to Non-Employee Directors

Options granted to Directors who are not Employees of the Corporation or a Subsidiary shall be subject to the           following terms:

(i)            The exercise price shall be not less than 85% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant, payable in accordance with the alternatives stated in Section 9.B.(ii) of the Plan; . . .

8.             Awards to Consultants

Consultants shall receive Awards in accordance with the following terms:

. . .

B.            Awards of non-qualified stock options to such Consultants shall be subject to the  following terms:

(i)            The exercise price shall be not less than 85% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant, payable in accordance with the alternatives stated in Sections 9.B(ii) and (iii) of the Plan; . . .

9.             Stock Options

. . .

B.            Subject to Section 9.C. relating to incentive stock options and to Sections 7 and 8 relating to awards to Directors who are not Employees and to Consultants, options shall be in such form and contain such terms as the Committee deems appropriate.  While the terms of options need not be identical, each option shall be subject to the following terms:

(i)            The exercise price shall be the price set by the Committee but may not be less than 100% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant for incentive options and not less than 85% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant for non-qualified options, whether granted to employees, non-employee directors or consultants. . .

RESOLVED, the previous Option Grants and any other grants of non-qualified stock options at an exercise price less than 100% of the current fair market value of the Company’s underlying common stock since the inception of the Plan, as amended, are ratified and approved in accordance with the foregoing amendment to the Plan;

RESOLVED, that any and all actions heretofore taken and any and all documents, instruments, certificates or instructions (however characterized or described) heretofore executed and delivered or filed and recorded, as the case may be, on behalf of this Corporation by the officers of this Corporation in order to carry into effect the purposes and intent of the foregoing resolutions or the transactions contemplated therein or thereby be, and the same hereby are, in all respects ratified, confirmed and approved; and finally

RESOLVED, that the proper officers of this Corporation be, and each of them, hereby is, authorized, empowered and directed to take any and all such actions and to execute, deliver, file and record, as the case may be, any and all such documents, instruments, certificates or instructions (however characterized or described) as they or any of them may deem necessary or advisable to carry into effect the purposes and intent of the foregoing resolutions or the transactions contemplated therein or thereby, as shall be evidenced conclusively by the taking of such actions or the execution, delivery, filing and recording, as the case may be, of such documents, instruments, certificates or instructions.

IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of Directors of this Corporation, have hereunto set their hands on the date set forth below, the resolutions contained herein to be effective as of January 17, 2003.

/s/Robert G. Tomlinson	/s/Ronald J. Norick

Robert G. Tomlinson

Ronald J. Norick

/s/Kevin M. Tomlinson	/s/James H. Everest

Kevin M. Tomlinson

James H. Everest

/s/Robert W. Haley
Robert W. Haley

/s/Mark J. Stevenson
Mark J. Stevenson